Exhibit (a)(2)(iv)

THE CIRCULAR (AS DEFINED BELOW) AND THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. IF YOU HAVE ANY QUESTIONS OR REQUIRE MORE INFORMATION WITH REGARD TO THE PROCEDURES FOR COMPLETING, EXECUTING AND RETURNING THIS LETTER OF TRANSMITTAL, PLEASE CONTACT TSX TRUST COMPANY (THE “DEPOSITARY”) AT 1-800-387-0825 (TOLL-FREE WITHIN NORTH AMERICA) OR 416-682-3860 (OUTSIDE OF NORTH AMERICA) OR BY E-MAIL AT SHAREHOLDERINQUIRIES@TMX.COM.

SHAREHOLDERS WHOSE SHARES ARE REGISTERED IN THE NAME OF AN INTERMEDIARY (SUCH AS A BROKER, INVESTMENT DEALER, BANK, TRUST COMPANY OR OTHER INTERMEDIARY) SHOULD NOT USE THIS LETTER OF TRANSMITTAL AND SHOULD CONTACT THAT INTERMEDIARY FOR INSTRUCTIONS AND ASSISTANCE IN DEPOSITING THOSE SHARES.

TO BE EFFECTIVE, THIS LETTER OF TRANSMITTAL MUST BE VALIDLY COMPLETED, DULY EXECUTED AND RETURNED TO THE DEPOSITARY. IT IS IMPORTANT THAT YOU VALIDLY COMPLETE, DULY EXECUTE AND RETURN THIS LETTER OF TRANSMITTAL ON A TIMELY BASIS IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED HEREIN.

LETTER OF TRANSMITTAL

To accompany certificate(s) or DRS Advice(s)

FOR REGISTERED HOLDERS OF

COMMON SHARES OF

TURQUOISE HILL RESOURCES LTD.

This Letter of Transmittal, properly completed and duly executed by a registered holder of common shares (the “Shares”) of Turquoise Hill Resources Ltd. (the “Corporation”), together with all other documents reasonably required by the Depositary, must accompany certificate(s) or Direct Registration System advice(s) (“DRS Advice(s)”), as applicable, for the Shares of the Corporation deposited in connection with the proposed arrangement (the “Arrangement”) involving the Corporation, Rio Tinto plc and Rio Tinto International Holdings Limited (the “Purchaser”) that is being submitted for approval at the special meeting of shareholders of the Corporation (the “Shareholders”) to be held on November 1, 2022 (as may be adjourned or postponed, the “Meeting”). Pursuant to the Arrangement, the Purchaser will acquire all of the issued and outstanding Shares of the Corporation not already held by the Purchaser, Rio Tinto plc or its affiliates, and the holders of such Shares who do not validly exercise their Dissent Rights will be entitled to receive from the Purchaser, on completion of the Arrangement, C$43.00 in cash for each Share held, as further described in the Corporation’s management proxy circular dated September 27, 2022 (the “Circular”).

Capitalized terms used but not defined in this Letter of Transmittal have the meanings set out in the Circular. A copy of the Arrangement Agreement in respect of the Arrangement and a copy of the Circular are available under the Corporation’s profiles on SEDAR at www.sedar.com and EDGAR at www.sec.gov.

The Corporation and the Purchaser will implement the Arrangement when all of the conditions to closing have been satisfied and/or waived, including the approval of the Shareholders at a special meeting of Shareholders. Some of the conditions are beyond the Corporation’s and/or the Purchaser’s control, and as a result, there can be no assurance that the Arrangement will be completed, nor can the exact timing of the implementation of the Arrangement be predicted with certainty.

Information about this Letter of Transmittal

This Letter of Transmittal is for use by registered Shareholders of the Corporation only and is not to be used by non-registered Shareholders. Shareholders whose Shares are registered in the name of an intermediary (such as a broker, investment dealer, bank, trust company or other intermediary) should NOT use this Letter of Transmittal and should contact that intermediary for instructions and assistance in depositing those Shares.

In order for this Letter of Transmittal to be validly completed, the undersigned is required to provide and complete all of the necessary information for each of the steps indicated below that are applicable to the Shareholder or to any beneficial Shareholder on whose behalf the undersigned holds Shares. The Depositary or your financial, legal, tax or other professional advisors can assist you in completing this Letter of Transmittal. Any Letter of Transmittal, once deposited with the Depositary, will be irrevocable and may not be withdrawn by a Shareholder, unless the Arrangement is not completed and the Arrangement Agreement is terminated in accordance with its terms.

Registered Shareholders who do not forward to the Depositary a validly completed and duly executed Letter of Transmittal, together with the certificate(s) or DRS Advice(s), as applicable, representing their Deposited Shares (as defined below) and any other documents reasonably required by the Depositary in accordance with the instructions set forth in the Letter of Transmittal, will not receive the Consideration (less any applicable withholdings) to which they are entitled until such deposit is made and received by the Depositary and until the same is processed for payment or delivery, as applicable, by the Depositary.

In order to permit the timely receipt of the Consideration (less any applicable withholdings) in connection with the Arrangement following the Effective Time, it is recommended that this Letter of Transmittal together with the accompanying certificate(s) or DRS Advice(s) representing the Shares deposited herewith (the “Deposited Shares”) be received by the Depositary at the offices specified on the back cover before 4:30 p.m. (Montréal time) on the day before the Effective Date. Do not send share certificates, DRS Advice(s) or this Letter of Transmittal to the Corporation or the Purchaser.

Whether or not registered Shareholders forward their share certificate(s) or DRS Advice(s) and complete this Letter of Transmittal, upon completion of the Arrangement on the Effective Date registered Shareholders will cease to be Shareholders of the Corporation at the time provided for in the Plan of Arrangement, and will only be entitled to receive the Consideration to which they are entitled under the Plan of Arrangement (less any applicable withholdings). Under no circumstances will interest accrue or be paid by the Corporation, the Purchaser or the Depositary on the Consideration to persons depositing Shares with the Depositary, regardless of any delay in making any payment for the Shares. The Depositary will act as the agent of persons who have deposited Shares pursuant to the Arrangement for the purpose of receiving and transmitting the Consideration to such persons, and receipt of the Consideration by the Depositary will be deemed to constitute receipt of payment by persons depositing Shares.

Please note that the delivery of this Letter of Transmittal, together with your share certificate(s) or DRS Advice(s), as applicable, and any other document reasonably required by the Depositary, does not constitute a vote in favour of the Arrangement Resolution or any other matters to be considered at the Meeting. To exercise your right to vote at the Meeting, you must follow the instructions contained in the Circular and on the form of proxy provided to you.

SHAREHOLDERS WHO DO NOT DELIVER A COMPLETED LETTER OF TRANSMITTAL, THEIR SHARE CERTIFICATE(S) OR DRS ADVICE(S) AND ALL OTHER REQUIRED DOCUMENTS TO THE DEPOSITARY ON OR BEFORE THE SIXTH ANNIVERSARY OF THE EFFECTIVE DATE WILL LOSE THEIR RIGHT TO RECEIVE ANY CONSIDERATION FOR THEIR SHARES.

SHAREHOLDERS SHOULD BE AWARE OF THE INCOME TAX CONSEQUENCES OF THE ARRANGEMENT. SEE SECTIONS “CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS” AND “CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS” OF THE CIRCULAR THAT ACCOMPANIES THIS LETTER OF TRANSMITTAL.

TO:	TURQUOISE HILL RESOURCES LTD.

AND TO:	RIO TINTO INTERNATIONAL HOLDINGS LIMITED AND RIO TINTO PLC

AND TO:	TSX TRUST COMPANY at its offices set out herein.

In connection with the Arrangement being considered for approval at the Meeting, upon the terms and subject to the conditions set forth in the Arrangement Agreement and as described in the Circular, the undersigned irrevocably delivers and surrenders to you the enclosed certificate(s) or DRS Advice(s) for Shares in exchange for the Consideration, details of which are as follows: (Please print or type)

Certificate Number(s) or DRS Account Number(s)	Name and Address in which Shares are Registered (Please fill in exactly as name(s) appear(s) on certificate(s) or DRS Advice(s))	Number of Shares Represented by Certificate(s) or DRS Advice(s)

TOTAL:

(If space is not sufficient, please attach a list in the above form.)

☐ Some or all of my share certificates have been lost, stolen or destroyed. Please review Instruction #6 for the procedure to replace lost or destroyed share certificates. (Check box if applicable.)

*	If Shares are registered in different names, a separate Letter of Transmittal must be submitted for each different registered holder of the Shares.
**	The total number of Shares evidenced by all certificate(s) or DRS Advice(s), as applicable, delivered will be deemed to have been deposited.

It is understood that, upon receipt of this Letter of Transmittal validly completed and duly signed, together with the enclosed certificate(s) or DRS Advice(s), as applicable, relating to the Deposited Shares and any other required documentation reasonably required by the Depositary, and following the Effective Date, the Depositary will send to the undersigned, in accordance with the delivery instructions provided in Box “A” below, a cheque in respect of the Consideration that the undersigned is entitled to receive under the Plan of Arrangement (less any applicable withholdings), or hold such cheque in respect of the Consideration for pick-up in accordance with the instructions set out below.

IN CONNECTION WITH THE ARRANGEMENT AND FOR VALUE RECEIVED, upon the terms and subject to the conditions set forth in the Circular and in this Letter of Transmittal:

1.

The undersigned hereby surrenders to the Purchaser, effective as of the time provided for in the Plan of Arrangement and in accordance with the Plan of Arrangement, all of the right, title and interest of the undersigned in and to the Deposited Shares represented by the enclosed certificate(s) and/or DRS Advice(s).

2.

The undersigned transmits and surrenders herewith the certificate(s) or DRS Advice(s), as applicable, described above for cancellation as of the time provided for in the Plan of Arrangement and in accordance with the Plan of Arrangement.

3.	The undersigned acknowledges receipt of the Circular and represents and warrants that:

a.	the undersigned is, and will immediately prior to the Effective Time be, the registered holder of the Deposited Shares and owns all rights and benefits arising from the Deposited Shares;

b.	the undersigned has good and sufficient authority to deposit, sell and transfer the Deposited Shares;

c.

at the Effective Time, the Purchaser will acquire good title to the Deposited Shares free and clear from all mortgages, liens, charges, encumbrances, security interests, hypothecs, claims and equities and in accordance with the Plan of Arrangement;

d.

the Deposited Shares have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such Deposited Shares to any other person, except as contemplated by this Letter of Transmittal;

e.	the undersigned has full power and authority to execute and deliver this Letter of Transmittal and to deposit, sell, assign and transfer the Deposited Shares;

f.

when the aggregate Consideration to which the undersigned is entitled pursuant to the Plan of Arrangement, less any applicable withholdings, is paid, none of the Corporation, the Purchaser or any affiliate or successor of such persons will be subject to any adverse claim in respect of such Deposited Shares;

g.	the undersigned will not, prior to the Effective Time, transfer or permit to be transferred any Deposited Shares; and

h.

delivery of the Consideration in respect of the Deposited Shares will discharge any and all obligations of the Corporation, the Purchaser and the Depositary with respect to the matters contemplated by this Letter of Transmittal.

4.

The undersigned represents and warrants that the surrender of the undersigned’s Deposited Shares complies with applicable Laws and that the information provided herein is true, accurate and complete as of the date hereof.

5.	The undersigned acknowledges that the covenants, representations and warranties of the undersigned contained herein shall survive the completion of the Arrangement.

6.

The undersigned acknowledges that the delivery of the Deposited Shares shall be effected and the risk of loss and title to such Deposited Shares shall pass only upon proper receipt thereof by the Depositary.

7.

The undersigned acknowledges that the Depositary will act as the agent of persons, including the undersigned, who have deposited Shares pursuant to the Arrangement for the purpose of receiving and transmitting the Consideration to such persons, and receipt of the Consideration by the Depositary will be deemed to constitute receipt of payment by persons depositing Shares.

8.

The undersigned revokes any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares other than as set out in this Letter of Transmittal, except with respect to any proxy granted for use at the Meeting or in any agreement entered into between the undersigned and the Purchaser. Other than in connection with the Meeting or in an agreement entered into between the undersigned and the Purchaser, no subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, will be granted with respect to the Deposited Shares by or on behalf of the undersigned, unless the Deposited Shares are not taken up and paid for in connection with the Arrangement.

9.

The undersigned covenants and agrees to execute all such documents, transfers and other assurances as may be necessary or desirable to convey the Deposited Shares effectively to the Purchaser. The undersigned understands that by virtue of the execution of this Letter of Transmittal, the undersigned shall be deemed to have agreed that all questions as to validity, form, eligibility (including timely receipt) and acceptance of any Deposited Shares deposited pursuant to the Plan of Arrangement will be determined by the Corporation and the Purchaser in their sole discretion and that such determination shall be final and binding and acknowledges that there shall be no duty or obligation on the Corporation, the Purchaser, the Depositary or any other person to give notice of any defect or irregularity in any deposit and no liability shall be incurred by any of them for failure to give such notice.

10.

The authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal may be exercised during any subsequent legal incapacity of the undersigned and all obligations of the undersigned in this Letter of Transmittal shall survive the death, legal incapacity, bankruptcy or insolvency of the undersigned and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

11.

The undersigned instructs the Depositary, upon the Arrangement becoming effective, to mail the cheque(s) representing payment of the aggregate Consideration payable for the Deposited Shares, less applicable withholdings, by first class mail, postage prepaid, or to hold such cheque(s) for pick-up, in accordance with the instructions given below; except if such funds represent an amount in excess of C$25,000,000, in which case the undersigned will receive their Consideration via wire transfer in accordance with the Large Value Transfer System (LVTS) Rules established by the Canadian Payments Association. The Depositary will reach out to each applicable holder in this regard in order to obtain the relevant wire information.

12.

The undersigned acknowledges and agrees that the method of delivery of the certificate(s) or DRS Advice(s), as applicable, representing the Deposited Shares and all other required documents is at the election and risk of the undersigned. The undersigned acknowledges that there shall be no duty or obligation on the Corporation, the Purchaser, the Depositary or any other Person to give notice of any defect or irregularity in any deposit and no liability shall be incurred by any of them for failure to give such notice.

13.

The undersigned acknowledges and agrees that if any registered Shareholder does not deliver or shall have not delivered this Letter of Transmittal, together with the certificate(s) and/or DRS Advice(s) representing the Deposited Shares and all other documents reasonably required by the Depositary, on or before the date that is six (6) years after the Effective Date (the “Final Proscription Date”), then (i) the Consideration that such registered Shareholder was entitled to receive shall cease to represent a right or claim of any kind or nature and the right of the holder to receive the applicable Consideration for the Shares pursuant to the Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to the Purchaser or the Corporation, as applicable, for no consideration, (ii) the Consideration that such registered Shareholder was entitled to receive shall be delivered to the Purchaser or the Corporation, as applicable, by the Depositary, (iii) the certificates formerly representing Shares shall cease to represent a right or claim of any kind or nature as of such Final Proscription Date, and (iv) any payment made by way of cheque by the Depositary pursuant to this Plan of Arrangement that has not been deposited or has been returned to the Depositary or that otherwise remains unclaimed, in each case, on or before the Final Proscription Date shall cease to represent a right or claim of any kind or nature.

14.

The undersigned acknowledges that each of the Corporation, the Purchaser and the Depositary shall be entitled to deduct and withhold from any amount payable to any Person under the Plan of Arrangement, such amounts as the Corporation, the Purchaser or the Depositary determine, acting reasonably, are required or permitted, or reasonably believe to be required, to be deducted and withheld with respect to such payment under the Tax Act, the United States Internal Revenue Code of 1986 or any provision of any other Law and shall remit such deduction and withholding to the appropriate Governmental Entity.

15.

The undersigned acknowledges that the Corporation and/or the Purchaser may be required to disclose personal information in respect of the undersigned and consents to disclosure of personal information in respect of the undersigned to (i) stock exchanges or securities regulatory authorities, (ii) the Depositary, (iii) any of the parties to the Arrangement, and (iv) legal counsel to any of the parties to the Arrangement.

16.

The undersigned acknowledges that it will not receive payment in respect of the Deposited Shares until the original certificate(s) or DRS Advice(s) representing the Deposited Shares, if applicable, owned by the undersigned are received by the Depositary, at the address set forth below, and such additional documents as the Depositary may require, and until the same are processed for payment by the Depositary. It is further acknowledged and understood that the undersigned shall not be entitled to receive any consideration with respect to the Deposited Shares other than the Consideration to which the undersigned is entitled in accordance with, and subject to completion of, the Arrangement and, for greater certainty, the undersigned will not be entitled to receive any interest, dividends, premium or other payment in connection with the Arrangement.

Only registered Shareholders can receive Consideration for their Shares by delivering a Letter of Transmittal to the Depositary. Shareholders whose Shares are registered in the name of an intermediary (such as a broker, investment dealer, bank, trust company or other intermediary) should NOT use this Letter of Transmittal and should contact that intermediary for instructions and assistance in depositing those Shares.

The original certificate(s) or DRS Advice(s) described above (if applicable) is enclosed and the registered Shareholder irrevocably deposits the Deposited Shares and, if applicable, the above-mentioned certificate(s) or DRS Advice(s) representing the Deposited Shares in exchange for the Consideration to which such holder is entitled pursuant to the Arrangement. The registered Shareholder transmits the Deposited Shares and, if applicable, the original certificate(s) or DRS Advice(s) representing the Deposited Shares, each as described above, to be dealt with in accordance with this Letter of Transmittal.

This Letter of Transmittal will be construed in accordance with and governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The undersigned hereby irrevocably attorns and submits to the exclusive jurisdiction of the British Columbia courts situated in the City of Vancouver, and waives objection to the venue of any proceedings in such court or that such court provides an inconvenient forum.

By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Arrangement as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn up exclusively in the English language. En raison de l’usage d’une lettre d’envoi et formulaire d’élection en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés avoir requis que tout contrat attesté par l’arrangement et son acceptation par cette lettre d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en langue anglaise.

BOX A	BOX B
PAYMENT INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS

Issue Consideration cheque in the name of:	To be completed ONLY if the Consideration cheque to which the undersigned is entitled pursuant to the Arrangement is to be sent to someone other than the person shown in Box “A” or to an address other than the address shown in Box “A”.

(please print)
Address:	Send to:

(please print)

(include postal or zip code)	Address:

Social Insurance Number (or Taxpayer Identification Number):
(include postal or zip code)
If the funds payable in cash exceed C$25,000,000, they must be wired to you and the Depositary will contact you.

❑ MAIL CHEQUE TO THE ADDRESS ON RECORD (DEFAULT)

❑ MAIL CHEQUE TO A DIFFERENT ADDRESS (MUST COMPLETE BOX “B”)

❑ HOLD CHEQUE FOR PICK-UP AT TSX TRUST COMPANY OFFICE (CHECK LOCATION)

O TORONTO O MONTRÉAL

SEE INSTRUCTION #9 BELOW FOR OFFICE ADDRESSES

BOX C

RESIDENCY DECLARATION

ALL SHAREHOLDERS OF THE CORPORATION ARE REQUIRED TO COMPLETE A RESIDENCY DECLARATION. FAILURE TO COMPLETE A RESIDENCY DECLARATION MAY RESULT IN A DELAY IN YOUR PAYMENT.

The undersigned represents that:

❑	The beneficial owner of the Shares deposited herewith is a resident of Canada for the application of the Tax Act.

❑	The beneficial owner of the Shares deposited herewith is a U.S. Shareholder.

❑	The beneficial owner of the Shares deposited herewith is not a resident of Canada for the purposes of the Tax Act nor a U.S. Shareholder.

A “U.S. Shareholder” is any Shareholder who either (i) has an address in BOX “A” that is located within the United States or any territory or possession thereof, or (ii) is a “U.S. person” for United States federal income tax purposes as defined in Instruction #8 below. If you are a U.S. person or acting on behalf of a U.S. person, then in order to avoid backup withholding of U.S. federal income tax you must provide a complete IRS Form W-9 (enclosed) below or otherwise provide certification that the U.S. person is exempt from backup withholding, as provided in the instructions (see Instruction #8). If you are not a U.S. Shareholder as defined in (ii) above, but you provide an address that is located within the United States, you must complete an appropriate Form W-8.

SHAREHOLDER SIGNATURE(S)

Signature guaranteed by (if required under Instruction #3 below)	Dated: , 20__
Authorized Signature	Signature of Shareholder or authorized representative (see Instructions #2 and #4 below)
Name of Guarantor (please print or type)	Address (please print or type)
Address of Guarantor (please print or type)	Name of Shareholder (please print or type)
Telephone No
Name of authorized representative, if applicable (please print or type)

IRS FORM W-9

(attached)

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▸ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type.
See Specific Instructions on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▸ ______

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▸

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ______

Exemption from FATCA reporting code (if any) ______

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here | **Signature of U.S. person ▸** | **Date ▸**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 10-2018)

Form W-9 (Rev. 10-2018) Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting*, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code*, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships*, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code*, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Page 3 Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.    Specific Instructions Line 1 You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return. If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9. a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name. Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application. b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2. c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2. d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2. e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN. Line 2 If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2. Line 3 Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.    IF the entity/person on line 1 is THEN check the box for . . . a(n) . . . • Corporation Corporation • Individual Individual/sole proprietor or single- • Sole proprietorship, or member LLC • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes. • LLC treated as a partnership for Limited liability company and enter U.S. federal tax purposes, the appropriate tax classification. • LLC that has filed Form 8832 or (P= Partnership; C= C corporation; 2553 to be taxed as a corporation, or S= S corporation) or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes. • Partnership Partnership • Trust/estate Trust/estate Line 4, Exemptions If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you. Exempt payee code. • Generally, individuals (including sole proprietors) are not exempt from backup withholding. • Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends. • Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions. • Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC. The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4. 1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2) 2—The United States or any of its agencies or instrumentalities 3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities 4—A foreign government or any of its political subdivisions, agencies, or instrumentalities 5—A corporation 6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession 7—A futures commission merchant registered with the Commodity Futures Trading Commission 8—A real estate investment trust 9—An entity registered at all times during the tax year under the Investment Company Act of 1940 10—A common trust fund operated by a bank under section 584(a) 11—A financial institution 12—A middleman known in the investment community as a nominee or custodian 13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018) Page 4 The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13. IF the payment is for . . . THEN the payment is exempt for . . . Interest and dividend payments All exempt payees except for 7 Broker transactions Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012. Barter exchange transactions and Exempt payees 1 through 4 patronage dividends Payments over $600 required to be Generally, exempt payees reported and direct sales over 1 through 52 $5,0001 Payments made in settlement of Exempt payees 1 through 4 payment card or third party network transactions 1 See Form 1099-MISC, Miscellaneous Income, and its instructions. 2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency. Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code. A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37) B—The United States or any of its agencies or instrumentalities C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i) E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i) F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state G—A real estate investment trust H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940 I—A common trust fund as defined in section 584(a) J—A bank as defined in section 581 K—A broker L—A trust exempt from tax under section 664 or described in section 4947(a)(1) M—A tax exempt trust under a section 403(b) plan or section 457(g) plan Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed. Line 5 Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records. Line 6 Enter your city, state, and ZIP code. Part I. Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below. If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN. Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations. How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days. If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester. Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8. Part II. Certification To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise. For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier. Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018) Page **5**

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee[1] The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	**Give name and EIN of:**
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships*, earlier.

***Note:** The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018) Page 6 The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts. If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027. Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.    Privacy Act Notice Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

INSTRUCTIONS

1.	Use and Delivery of Letter of Transmittal

In order to permit the timely receipt of the Consideration in connection with the Arrangement following the Effective Time, less any applicable withholdings, this Letter of Transmittal (or an originally executed copy thereof), together with the accompanying certificate(s) and/or DRS Advice(s) representing the Deposited Shares, have to be received by the Depositary at the office specified on the back cover before 4:30 p.m. (Montréal time) on the day before the Effective Date.

This Letter of Transmittal is for use by registered holders of Shares. Do not send Share certificate(s) and/or DRS Advice(s), as applicable, or this Letter of Transmittal, to the Corporation or the Purchaser. This Letter of Transmittal, together with the certificate(s) and/or DRS Advice(s) representing the Deposited Shares and all other documents reasonably required by the Depositary, must be received by the Depositary at the office on the back cover on or before the sixth anniversary of the Effective Date.

If Shares are forwarded separately in multiple deliveries to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Manually signed copies of the Letter of Transmittal will be accepted by the Depositary.

The method used to deliver this Letter of Transmittal and any accompanying certificate(s) and/or DRS Advice(s), as applicable, representing Shares is at the option and risk of the holder, and delivery will be deemed effective only when such documents are actually received by the Depositary. The Corporation and the Purchaser recommend that the necessary documentation be hand delivered to the Depositary at any of its offices specified below, and that a receipt be obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended.

2.	Signatures

This Letter of Transmittal must be filled in and executed by the registered Shareholder described above or by such holder’s duly authorized representative (in accordance with Instruction #4 below).

a.

If this Letter of Transmittal is executed by the registered Shareholder(s) of the accompanying certificate(s) or DRS Advice(s), as applicable, representing the Deposited Shares, such signature(s) on this Letter of Transmittal must correspond with the names(s) as registered or as written on the face of such certificate(s) or DRS Advice(s), as applicable, without any change whatsoever, and the certificate(s) or DRS Advice(s), as applicable, need not be endorsed. If such deposited certificate(s) or DRS Advice(s), as applicable, evidence Shares that are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

b.	If this Letter of Transmittal is executed by a person other than the registered Shareholder(s) of the accompanying certificate(s) or DRS Advice(s), as applicable, representing the Deposited Shares:

i.

such deposited certificate(s) or DRS Advice(s), as applicable, must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered Shareholder(s);

ii.

the signature(s) on such endorsement or share transfer power of attorney must correspond exactly to the name(s) of the registered Shareholder(s) as registered or as appearing on the certificate(s) or DRS Advice(s), as applicable, and must be guaranteed as noted in Instruction #3 below; and

iii.

in the event that any transfer tax or other taxes become payable by reason of the transfer of the deposited certificate(s) or DRS Advice(s), the transferee or assignee must pay such taxes to the Depositary or must establish to the satisfaction of the Depositary that such taxes have been paid.

3.	Guarantee of Signatures

If this Letter of Transmittal is executed by a person other than the registered Shareholder(s) of the Deposited Shares, or if Deposited Shares not purchased (for any reason) are to be returned to a person other than such registered Shareholder(s) or sent to an address other than the address of the registered Shareholder(s) as shown on the registers of the Corporation, or if the payment is to be issued in the name of a person other than the registered Shareholder of the Deposited Shares, such signature must be guaranteed by an Eligible Institution (as defined below), or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

An “Eligible Institution” means a Canadian Schedule I chartered bank, a member of the Securities Transfer Association Medallion Program (the “STAMP”), a member of the Stock Exchange Medallion Program (the “SEMP”) or a member of the New York Stock Exchange Inc. Medallion Signature Program (the “MSP”). Members of the STAMP, the SEMP or the MSP are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

4.	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal is executed by a person on behalf of an executor, administrator, trustee, guardian, corporation, partnership or association or is executed by any other person acting in a representative capacity, this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. Either the Corporation, the Purchaser or the Depositary, at its discretion, may require additional evidence of authority or additional documentation.

5.	Miscellaneous

a.

If the space on this Letter of Transmittal is insufficient to list all certificate(s) or DRS Advice(s), as applicable, representing Deposited Shares, additional certificate or DRS Advice numbers, as applicable, and number of Deposited Shares may be included on a separate signed list affixed to this Letter of Transmittal.

b.

For a correction of name or for a change in name which in either case does not involve a change in ownership, proceed as follows: (i) for a change of name by marriage, etc., the surrendered certificate(s) representing Deposited Shares should be endorsed, e.g., “Mary Doe, now by marriage Mrs. Mary Jones,” with the signature guaranteed by an Eligible Institution; and (ii) for a correction in name, the surrendered certificate(s) (if applicable) should be endorsed, e.g., “James E. Brown, incorrectly inscribed as J.E. Brown,” with the signature guaranteed by an Eligible Institution.

c.	If Deposited Shares are registered in different forms (e.g. “John Doe” and “J. Doe”) a separate Letter of Transmittal should be executed for each different registration.

d.	No alternative, conditional or contingent deposits will be accepted.

e.

The Arrangement Agreement and any other agreement entered into in connection with the Arrangement will be construed in accordance with and governed by the laws of the Province of British Columbia and the laws of Canada applicable therein.

f.

Additional copies of the Circular and this Letter of Transmittal may be obtained from the Depositary at any of its offices listed at the addresses below. A copy of the Circular and this Letter of Transmittal are also available on SEDAR (www.sedar.com) and on EDGAR (www.sec.gov) under the Corporation’s issuer profiles.

g.

The Purchaser reserves the right, if it so elects, in its absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal received by the Depositary. You agree that any determination made by the Purchaser as to validity, form and eligibility and acceptance of the Deposited Shares will be final and binding. There shall be no duty or obligation of the Purchaser or the Depositary to give notice of any defect or irregularity in any deposit and no liability shall be incurred for failure to do so.

h.	Before completing this Letter of Transmittal, you are urged to read the accompanying Circular and discuss any questions with financial, legal and/or tax advisors.

i.	All payments will be made in Canadian dollars.

6.	Lost, Stolen or Destroyed Certificates

If a share certificate has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and sent, together with a letter describing the loss, to the Depositary. The Depositary will provide the Shareholder with the replacement requirements.

7.	Return of Certificates

If the Arrangement does not proceed for any reason, the enclosed certificate(s) and/or DRS Advice(s) representing the Deposited Shares will be returned forthwith to the undersigned in accordance with the delivery instructions in this Letter of Transmittal, or failing such address being specified, to the undersigned at the last address of the undersigned as it appears on the register of the Corporation maintained by TSX Trust Company, in its capacity as transfer agent and registrar of the Corporation.

8.	IRS Form W-9 — U.S. Shareholders

In order to avoid “backup withholding” of United States income tax on payments made on the Shares, a Shareholder that is a U.S. holder (as defined below) must generally provide the person’s correct taxpayer identification number (“TIN”) on the Form W-9 included herewith and certify, under penalties of perjury, that such number is correct, that such Shareholder is not subject to backup withholding, and that such Shareholder is a U.S. person (including a U.S. resident alien). If the correct TIN is not provided or if any other information is not correctly provided, payments made with respect to the Shares may be subject to backup withholding at a rate of 24%.

For the purposes of this Letter of Transmittal, a “U.S. holder” or “U.S. person” means: a beneficial owner of Shares that, for United States federal income tax purposes, is (a) an individual citizen or resident of the United States, (b) a corporation, or other entity classified as a corporation for United States federal income tax purposes, that is created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (c) an estate if the income of such estate is subject to United States federal income tax regardless of the source of such income, (d) a trust if (i) such trust has validly elected to be treated as a U.S. person for United States federal income tax purposes or (ii) a United States court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust, or (e) a partnership, limited liability company or other entity classified as a partnership for United States federal income tax purposes that is created or organized in or under the laws of the United States, any state thereof or the District of Columbia.

Backup withholding is not an additional United States income tax. Rather, the United States income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.

Certain persons (including, among others, corporations, certain “not-for-profit” organizations, and certain non-U.S. persons) are not subject to backup withholding. A Shareholder should consult his or her tax advisor as to the shareholder’s qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

The TIN for an individual United States citizen or resident is the individual’s social security number.

If a U.S. holder does not have a TIN, such U.S. holder should: (a) consult the W-9 Instructions for instructions as to how to apply for a TIN; (b) write “Applied For” in the space for the TIN in Part I of IRS Form W-9; and (c) sign and date IRS Form W-9. The Depositary may withhold on all payments made prior to the time a properly certified TIN is provided to it. A U.S. holder who writes “Applied For” in Part I of IRS Form W-9 should furnish the Depositary with such U.S. Shareholder’s TIN as soon as it is received. In such case, the Depositary may withhold 24% of the gross proceeds of any payment made to such U.S. holder prior to the time a properly certified TIN is provided to the Depositary, and if the Depositary is not provided with a TIN within sixty (60) days, such amounts will be paid over to the IRS.

Failure to furnish TIN — If you fail to furnish your correct TIN, you are subject to a penalty of US$50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Non-U.S. holders that receive payments in the U.S. or that provide an address located in the U.S. should return a properly completed Form W-8 that is appropriate to the Non-U.S. holder’s circumstances, a copy of which is available from the Depositary upon request, or at www.irs.gov. All non-U.S. holders should consult their tax advisors regarding the appropriate Form W-8 to be provided by such holder. Failure to provide the proper Form W-8 could result in backup withholding at a rate of 24%.

All U.S. and non-U.S. holders are urged to consult their own tax advisors to determine which forms should be used and whether they are exempt from U.S. backup withholding.

9.	Payment Entitlement Pick-up Locations

The Depositary will mail the Consideration payable to such Shareholder in accordance with the information provided in Box “A” or Box “B”, as applicable. If Box “A” or, as applicable, Box “B”, are not properly completed, any cheques representing the Consideration will be issued in the name of the registered holder of the Deposited Shares and mailed to the address of the registered holder of the Deposited Shares as it appears on the register of the Corporation’s transfer agent. Any cheques representing the Consideration mailed in accordance with this Letter of Transmittal will be deemed to be delivered at the time of mailing.

Entitlements may be picked up at applicable TSX Trust Company office locations with Counter services. Pick-up instructions must be selected in Box “A”. Below are the applicable TSX Trust Company office locations:

Montréal	Toronto

2001 Robert-Bourassa Boulevard Suite 1600 Montréal, Québec H3A 2A6	1 Toronto Street Suite 1200 Toronto, Ontario M5C 2V6

10.	Privacy Notice

The Shareholder acknowledges that this Letter of Transmittal requires the Shareholder to provide certain personal information to the Corporation, the Purchaser and the Depositary.

The Corporation, the Purchaser and/or the Depositary are collecting such information for the purposes of completing the Arrangement, which includes, without limitation, determining the Shareholder’s eligibility to receive the Consideration as set forth under the terms of the Arrangement. The Shareholder’s personal information may be disclosed by or on behalf of the Corporation, the Purchaser and/or the Depositary to:

(a)	the Corporation, the Purchaser and the Depositary;

(b)	the Canada Revenue Agency; and

(c)	any of the other parties involved in the Arrangement, including legal counsel.

By executing this Letter of Transmittal, the Shareholder is deemed to be consenting to the foregoing collection, use and disclosure of the Shareholder’s personal information.

The Depositary is committed to protecting personal information received from its clients. In the course of providing services to its clients, the Depositary receives certain non-public personal information. This information could include an individual’s name, address, social insurance number, securities holdings and other financial information. The Depositary uses this information for lawful purposes relating to its services. The Depositary has prepared a Privacy Code relating to information practices and privacy protection. It is available by writing to the Depositary at Chief Privacy Officer, TSX Trust Company, 100 Adelaide St. West, Toronto, Ontario, M5H 1S3. The Depositary will use the information provided on this form in order to process the Shareholder’s request and will treat the Shareholder’s signature(s) on this form as such Shareholder’s consent to the above.

11.	Time is of the Essence

Time is of the essence to submit this Letter of Transmittal.

If you need assistance in completing this Letter of Transmittal, please contact the Depositary at 1-800-387-0825 (toll free within North America) or 416-682-3860 (outside of North America) or by email at shareholderinquiries@tmx.com, or contact your professional advisor.

The Depositary is:

TSX TRUST COMPANY

By Mail (Except Registered Mail)
P. O. Box 1036
Adelaide Street Postal Station
Toronto, Ontario
M5C 2K4
Attention: Corporate Actions

By Hand, Courier or Registered Mail
1 Toronto Street
Suite 1200
Toronto, Ontario
M5C 2V6
Attention: Corporate Actions

Any questions and requests for assistance may be directed by Shareholders to the Depositary at the telephone number and location set out above.